            AMCOL INTERNATIONAL CORPORATION (F.K.A. AMERICAN COLLOID
                            COMPANY) (THE "COMPANY")

                             CLOSING DOCUMENTS LIST
           FOR INCREASE AND EXTENSION OF $100,000,000 U.S. DOLLAR AND
                     EUROCURRENCY REVOLVING CREDIT FACILITY

            (All documents are dated as of September 25, 1995 unless
                                noted otherwise.)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. First Amendment to Credit Agreement among the Company, the Agent and the Banks with Guarantors' Consent

2.   Guaranty Assumption Agreement from Nanocor, Inc. ("NANOCOR")

3.   Certificate of Secretary of the Company as to Incumbency and Resolutions

4. Certificate of Secretary of Nanocor as to Articles, Bylaws, Incumbency and Resolutions

5.   Opinion of Counsel to Company and Nanocor

6.   Good Standing Certificates dated as of September 12, 1995

          (a)  Company

          (b)  Nanocor

          (c) American Colloid Company (f.k.a. AES Acquisition, Inc. and American Colloid Mineral Company)

                         AMCOL INTERNATIONAL CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

NBD Bank
Mt. Prospect, Illinois

LaSalle National Bank
Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of October 4, 1994 (the "CREDIT AGREEMENT") by and among the undersigned, AMCOL International Corporation (formerly known as American Colloid Company), a Delaware corporation (the "COMPANY"), Harris Trust and Savings Bank in its capacity as Agent (the "AGENT") and you (collectively, the "BANKS"). The Company applies to the Banks for their agreement to increase the aggregate amount of the Revolving Credit to $100,000,000, extend the Termination Date of the Revolving Credit and to amend certain other terms of the Credit Agreement in the manner and on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise specifically defined have the meaning given such terms in the Credit Agreement.

SECTION 1.       AMENDMENTS TO CREDIT AGREEMENT.

     Upon satisfaction of all of the conditions precedent specified in Section 2 of this Amendment, the Credit Agreement shall be amended as follows:

     SECTION 1.1. Sections 1.1, 1.3 and 1.7 of the Credit Agreement shall be amended in their entirety and as so amended shall be restated to read as follows:

     "SECTION 1.1.    GENERAL TERMS.  Subject to the terms and conditions
hereof, each Bank, by its acceptance hereof, severally agrees to make a revolving credit (the "REVOLVING CREDIT") available to the Company from time to time on a revolving basis in the amount of its commitment set forth on the applicable signature page hereof under the heading "Commitment" (its "COMMITMENT" and cumulatively for all the Banks the "COMMITMENTS"), subject to any reductions thereof pursuant to Section 2.4 hereof, through but not including the Termination Date. The Revolving Credit may be utilized by the Company in the form of loans (collectively the "REVOLVING CREDIT LOANS" and individually a "REVOLVING CREDIT LOAN"), all as more fully hereinafter set forth. At no time shall the aggregate principal amount of outstanding Revolving Credit Loans (which, in the case of Eurocurrency Loans denominated in an Alternative Currency, means the Original Dollar Amount thereof) exceed the Commitments then in effect."

     "SECTION 1.3.    [Intentionally Deleted]."

     SECTION 1.7. INTEREST RATE MARGIN AND COMMITMENT FEE ADJUSTMENT. The applicable Eurocurrency Margin specified in Section 1.4(b) hereof and the commitment fee specified in Section 3.1 hereof shall be subject to quarterly adjustment (based upon the Funded Debt Ratio and the Senior Funded Debt Ratio for the quarter ending September 30, 1995) as follows (the margins from time to time applicable to the Eurocurrency Loans being hereinafter referred to as the "APPLICABLE EUROCURRENCY MARGIN" and the commitment fee from time to time in effect being hereinafter referred to as the "APPLICABLE COMMITMENT FEE") with the Funded Debt Ratio and Senior Funded Debt Ratio being computed as in effect on the last day of each fiscal quarter:

A.    Applicable Eurocurrency Margin:

If as of the last day of any fiscal quarter:


SENIOR FUNDED DEBT           Greater than        Less than or         Less than or      Less than
RATIO IS:                    2.25 to 1.00       equal to 2.25 to   equal to 2.00 to    1.50 to 1.00
                                                1.00 but greater    1.00 but greater
                                                than 2.00 to 1.00  than 1.50 to 1.00

and

FUNDED DEBT RATIO IS:
Less than 25%                    .375%                .300%              .250%              .250%

Equal to or greater than
25% but less than 45%            .500%                .375%              .300%              .250%

Equal to or greater than
45% but less than 50%            .625%                .500%              .375%              .375%

Greater than or equal to
50%                              .750%                .625%              .500%              .375%

B.    Applicable Commitment Fee:

If as of the last day of
any fiscal quarter:


SENIOR FUNDED DEBT         Greater than        Less than or          Less than or         Less than
RATIO IS:                  2.25 to 1.00      equal to 2.25 to      equal to 2.00 to      1.50 to 1.00
                                              1.00 but greater     1.00 but greater
and                                          than 2.00 to 1.00     than 1.50 to 1.00

FUNDED DEBT RATIO IS:
Less than 25%                 .150%                 .150%                  .125%               .100%

Equal to or greater than
25% but less than 45%         .150%                 .150%                  .125%               .100%

Equal to or greater than
45% but less than 50%         .150%                 .150%                  .125%               .100%

Greater than or equal to
50%                           .150%                 .150%                  .125%               .100%

     Not later than five Business Days after receipt by the Agent of the financial statements and the compliance certificate called for by Section 7.14 hereof for the applicable quarter, the Agent shall determine the Senior Funded Debt Ratio and the Funded Debt Ratio for the applicable period based on the information contained in such financial statements and compliance certificate and shall promptly notify the Company and the Banks of such determination and of any change in the Applicable Eurocurrency Margin and Applicable Commitment Fee resulting therefrom, any such change in the Applicable Eurocurrency Margin and Applicable Commitment Fee to be effective as of the date the Agent so notifies the Company, with such new Applicable Eurocurrency Margin and Applicable Commitment Fee to continue in effect until the effective date of the next quarterly redetermination in accordance with the foregoing. It is expressly understood and agreed that if on any determination date the Senior Funded Debt Ratio and Funded Debt Ratio as so determined would result in different Applicable Eurocurrency Margins and Applicable Commitment Fees in accordance with the tables set forth above, the higher Applicable Eurocurrency Margin and Applicable Commitment Fee shall apply. Each determination of the Funded Debt Ratio, Applicable Eurocurrency Margin and Applicable Commitment Fee by the Agent in accordance with this Section shall be conclusive and binding on the Company and the Banks absent manifest error."

     SECTION 1.2. The definition of Eurocurrency Margin contained in Section 1.4(b) of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

          ""EUROCURRENCY MARGIN" means .500% subject to adjustment as provided in Section 1.7 hereof."

      SECTION 1.3. Section 2.4 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

          "SECTION 2.4.    COMMITMENT TERMINATIONS.  The Company shall have the
     right at any time and from time to time, upon five (5) Business Days' prior written notice to the Agent to terminate without premium or penalty, in whole or in part, the Commitments, any partial termination to be in an amount not less than $5,000,000 or any larger amount that is an integral multiple of $1,000,000, and to reduce ratably the respective Commitments of each Bank; PROVIDED THAT, the Commitments may not be reduced to an amount less than the aggregate principal amount of Loans then outstanding (which, in the case of Eurocurrency Loans denominated in an Alternative Currency, shall mean the Original Dollar Amount thereof). Any termination of Commitments pursuant to this Section 2.4 may not be reinstated."

     SECTION 1.4. Sections 3.1 and 3.2 of the Credit Agreement shall be amended in their entirety and as so amended shall be restated to read as follows:

          "SECTION 3.1.    COMMITMENT FEE.  For the period from the date hereof
     to and including the Termination Date, the Company shall pay to the Agent for the ratable account of the Banks a commitment fee at the rate of .150% per annum, subject to adjustment as provided in Section 1.7 hereof (computed on the basis of a year of 365 or 366 days as the case may be for the actual number of days elapsed) on the average daily unused amount of the Commitments in effect under this Agreement from time to time, such fee to be payable in arrears on the last day of each March, June, September and December (commencing September 30, 1995) to and including, and on, the Termination Date, unless the Available Commitments are terminated in whole on an earlier date, in which event the commitment fees payable hereunder for the period to the date of such termination shall be paid on the date of such termination.

          SECTION 3.2.    [Intentionally Deleted]."

     SECTION 1.5. Section 3.5 of the Credit Agreement shall be amended by deleting the last sentence thereof.

     SECTION 1.6. Section 4 of the Credit Agreement shall be amended by deleting the definitions of "Available Commitments", "Tranche A Commitments" and "Tranche B Commitments" and shall be further amended by adding the following new definitions thereto which read as follows:

          "EBITDA" means, with reference to any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income in respect of (i) Interest Expense for such period, plus (ii) federal, state and local income taxes for such period, plus (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of the Company and its Restricted Subsidiaries.

          "INTEREST EXPENSE" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Company and its Restricted Subsidiaries for such period determined in accordance with generally accepted accounting principles.

          "SENIOR FUNDED DEBT" shall mean Consolidated Funded Debt less Subordinated Debt.

          "SENIOR FUNDED DEBT RATIO" shall mean, as of the date of any determination thereof, the ratio of (a) Senior Funded Debt to (b) EBITDA for the four fiscal quarters ending on such date.

          "SUBORDINATED DEBT" shall mean Indebtedness of the Company which has been and remains subordinate in right of payment to the prior payment in full of all Indebtedness of the Company to the Banks pursuant to written subordination provisions satisfactory to the Required Banks.

     SECTION 1.7. The definition of "TERMINATION DATE" appearing in Section 4 of the Credit Agreement shall be amended by deleting the date "October 4, 1997" appearing therein and by substituting therefor the date "October 31, 2000".

     SECTION 1.8. Section 7 of the Credit Agreement shall be amended by adding a new Section 7.17 thereto which reads as follows:

          "SECTION 7.17.    SENIOR FUNDED DEBT RATIO.  The Company will not, as
     of the end of any fiscal quarter, permit the Senior Funded Debt Ratio to exceed 2.50 to 1.00."

     SECTION 1.9. Section 7.14(f) of the Credit Agreement shall be amended in its entirety and as so amended shall read as follows:

          "(f) OFFICERS' CERTIFICATES. Within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that he has reviewed the provisions of this Agreement and setting forth: (i) a compliance certificate in the form attached hereto as Exhibit C containing the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Sections 7.6 through 7.10, inclusive, and Section 7.17 at the end of the period covered by the financial statements then being furnished, and (ii) whether there existed as of the date of such financial statements and whether, to the best of his knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;"

      SECTION 1.10. The portion of the Banks' signature pages to the Credit Agreement designated "Amount of Commitments" shall be amended in its entirety and as so amended shall read as follows:

             AMOUNT AND
            PERCENTAGE OF
            COMMITMENTS:                              BANK:
            -----------                               ----
            $45,000,000                    Harris Trust and Savings Bank
               (45%)

            $25,000,000                    NBD Bank
               (25%)

            $15,000,000                    LaSalle National Bank
               (15%)

            $15,000,000                    The Northern Trust Company
               (15%)

     SECTION 1.11. All references in the Credit Agreement (including all Exhibits thereto) to the Company's former name, "American Colloid Company" shall be amended to be references to the Company's new name "AMCOL International Corporation".

SECTION 2.     CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     SECTION 2.1. The Company, the Agent and the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

     SECTION 2.2. The Company's new Domestic Subsidiary, Nanocor, Inc., a Delaware corporation ("NANOCOR") shall have executed and delivered a Guaranty Assumption Agreement satisfactory to the Banks.

     SECTION 2.3. The Banks have received an executed Guarantor's consent in the form attached hereto.

     SECTION 2.4. The Agent shall have received for the pro rata account of the Banks the sum of $62,500 as and for a nonrefundable amendment fee.

     SECTION 2.5. The Banks shall have received copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment and the other instruments and documents contemplated hereby and an opinion of counsel to the Company and Nanocor, in the form satisfactory to the Banks.

     SECTION 2.6.  Each of the representations and warranties set forth in
Section 5 of the Credit Agreement shall be true and correct. The Company further represents and warrants that the signatories to the Guarantors' Consent hereto and Nanocor constitute all of the Company's Domestic Subsidiaries existing as of the date hereof and that its former Domestic Subsidiary, Hydron, Inc. was merged into Colloid Environmental Technologies Company.

     SECTION 2.7. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

SECTION 3.     MISCELLANEOUS.

     SECTION 3.1. Except as specifically amended herein the Credit Agreement shall continue in full force and effect. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, the Guaranty Agreement or any communication issued or made pursuant to or with respect thereto, any reference to the Credit Agreement in any of such being sufficient to refer to the Credit Agreement as amended hereby.

     SECTION 3.2. The Company shall pay all fees and expenses (including attorneys' fees) incurred by Harris Trust and Savings Bank and its counsel incurred in connection with the drafting and preparation, and supervision of legal matters in connection with this Amendment.

     SECTION 3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of this 25th day of September, 1995.

                                   AMCOL INTERNATIONAL CORPORATION (formerly known as American Colloid Company)

                                   By /s/ Paul G. Shelton
                                     ---------------------------------------
                                     Its  Senior Vice President
                                        ------------------------------------


Accepted and agreed to as of the day and year last above written.

                                   HARRIS TRUST AND SAVINGS BANK,
                                     individually and as Agent

                                   By /s/ Richard Botts
                                     ---------------------------------------
                                     Its Vice President


                                   NBD BANK

                                   By /s/ Daniel A. Lange
                                      --------------------------------------
                                      Its Second Vice President


                                   LASALLE NATIONAL BANK

                                   By /s/ Doug Lovette
                                      --------------------------------------
                                      Its Vice President


                                   THE NORTHERN TRUST COMPANY

                                   By /s/ Scott Berlin
                                      --------------------------------------
                                      Its COMMERCIAL BANKING OFFICER

                               GUARANTORS' CONSENT

     The undersigned have executed and delivered to the Agent and Banks that certain Joint and Several Guaranty Agreement dated as of October 4, 1994 (the "GUARANTY AGREEMENT"), and hereby consent to the amendment of the Credit Agreement as set forth above and confirm that such Guaranty Agreement and all of the undersigneds' obligations thereunder remain in full force. Without limiting the generality of the foregoing, the undersigned acknowledge and agree that all references to the "Credit Agreement" in the Guaranty Agreement shall be deemed references to the Credit Agreement as amended by the First Amendment to Credit Agreement and further agree that any reference in such Guaranty to the Company's former name, "American Colloid Company" shall be amended to be references to the Company's new name "AMCOL International Corporation". The undersigned further agree that the consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty Agreement referred to above.

     Dated as of September 25, 1995.

                                        AMERI-CO CARRIERS, INC.


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary


                                        NATIONWIDE FREIGHT SERVICE, INC.


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary


                                        CHEMDAL CORPORATION


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary


                                        SUPERIOR ABSORBENTS, INC.


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary

                                        MONTANA MINERALS DEVELOPMENT
                                          COMPANY


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary
                                               -----------------------------


                                        CHEMDAL INTERNATIONAL CORPORATION


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary
                                               -----------------------------


                                        REGENERATION TECHNOLOGIES, INC.
                                        (FKA AMCOL INTERNATIONAL CORP.)


                                        By /s/ Paul G. Shelton
                                           ---------------------------------
                                           Its Senior Vice President


                                        COLLOID ENVIRONMENTAL TECHNOLOGIES
                                          COMPANY


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary


                                        AMERICAN COLLOID COMPANY (f.k.a. AES
                                          Acquisition, Inc. and American Colloid
                                          Mineral Company)


                                        By /s/ Clarence O. Redman
                                           ---------------------------------
                                           Its Secretary

                          GUARANTY ASSUMPTION AGREEMENT

     WHEREAS, AMCOL International Corporation, a Delaware corporation formerly known as American Colloid Company (the "COMPANY"), has entered into that certain Credit Agreement, dated as of October 4, 1994 as amended by that certain First Amendment to Credit Agreement (such Credit Agreement as so amended and as the same may from time to time be amended being hereinafter referred to as the "CREDIT AGREEMENT"), with Harris Trust and Savings Bank, NBD Bank, LaSalle National Bank and The Northern Trust Company (collectively "BANKS"). Pursuant to that certain Guaranty Agreement dated as of October 4, 1994 (as the same may at any time be amended or modified and in effect, the "GUARANTY AGREEMENT"), the Domestic Subsidiaries (as such term is defined in the Credit Agreement) have guaranteed the payment by the Company of all amounts due with respect to the Notes (as defined in the Credit Agreement) and the performance by the Company of its obligations under the Credit Agreement.

     WHEREAS, the undersigned corporation which is organized under the laws of the State of Delaware (herein the "NEW DOMESTIC SUBSIDIARY") has become a new Domestic Subsidiary (as such term is defined in the Credit Agreement) of the Company;

     WHEREAS, to induce the Agent (as defined in the Credit Agreement) and the Banks to enter into the Credit Agreement, the Company agreed to cause all New Domestic Subsidiaries to enter into this Agreement;

     NOW, THEREFORE, in order to fulfill the requirements of the Credit Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the New Domestic Subsidiary agrees as follows:

          1. Unless otherwise specified herein, all capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Guaranty Agreement.

          2. The New Domestic Subsidiary hereby unconditionally assumes and agrees to pay, perform and discharge all of the obligations as a Guarantor under the Guaranty Agreement; and the New Domestic Subsidiary agrees that it will, for all purposes of the Guaranty Agreement, be deemed to be a Guarantor. From and after the date hereof, all references in the Credit Agreement to the Domestic Subsidiaries or a Domestic Subsidiary shall be deemed to include reference to the New Domestic Subsidiary. The New Domestic Subsidiary hereby acknowledges that any reference in the Guaranty to the Company's former name, "American Colloid Company" shall be amended to be references to the Company's new name "AMCOL International Corporation".

          3. The New Domestic Subsidiary hereby makes, for the benefit of the Guaranteed Creditors, all of the representations and warranties made by a Guarantor in the Guaranty Agreement, which representations and warranties are true and correct as of the date hereof.

          4. Anything herein to the contrary notwithstanding, all of the Guarantors shall at all times remain liable under the Guaranty Agreement to pay, perform and discharge all of their obligations thereunder to the same extent as if this Agreement had not been executed.

          5. The obligations of the New Domestic Subsidiary hereunder and under the Guaranty Agreement are independent of any obligations of the other Guarantors, and a separate action or actions may be brought and prosecuted against the New Domestic Subsidiary whether or not such action is brought against the other Guarantors or whether the other Guarantors are joined in such action or actions.

          6. This Agreement is governed by and construed under the internal laws of the State of Illinois without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the New Domestic Subsidiary has caused this Agreement to be authorized by its duly authorized officer as of September 25, 1995.


                                             NANOCOR, INC.


                                             By  /s/ Paul G. Shelton
                                                -------------------------------
                                                Its Asst. Secretary
                                                    ---------------------------

                                             Address:

                                             c/o AMCOL International Corporation
                                             1500 West Shure Drive
                                             Arlington Heights, IL 60004

                          CERTIFICATE OF THE SECRETARY
                                       OF
                         AMCOL INTERNATIONAL CORPORATION

     The undersigned, C. O. Redman, certifies that he is the duly elected, qualified and acting Secretary of AMCOL International Corporation, a corporation duly organized and existing under the laws of the State of Delaware, and that as such Secretary, he is the keeper of the corporate records and seal of said Corporation.

The undersigned further certifies:

     1. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions adopted by THE BOARD OF DIRECTORS OF SAID CORPORATION AT A MEETING OF SAID BOARD DULY CALLED, CONVENED AND HELD ON AUGUST 16 AND 17, 1995, AT WHICH MEETING A MAJORITY AND QUORUM OF DIRECTORS WERE PRESENT AND ACTING THROUGHOUT VOTED IN FAVOR OF THE ADOPTION OF SAID RESOLUTIONS; and said resolutions do not contravene any provision of the articles of incorporation or by-laws of said Corporation, and have not been rescinded or modified in any respect but still remain in full force and effect.

     2. The terms of Amendment referred to in said resolutions as being before said meeting is similar to the First Amendment to Credit Agreement dated as of September 25th, 1995, which was actually executed and delivered by said Corporation to Harris Trust and Savings Bank, Chicago, Illinois, individually and as agent for itself and various other lenders, excepting only for such changes therein as were and are approved by the duly authorized officer or officers of this Corporation executing the same as evidenced by their execution thereof.

     3. The undersigned further certifies that the persons named below are at the date hereof the duly elected, qualified and acting incumbents of their respective offices of this Corporation set out at the left of their respective names, and the signatures at the right of said names, respectively, are the genuine signatures of said officers:


    TITLE                          NAME                    SIGNATURE

President and
Chief Executive Officer         John Hughes             /s/ John Hughes
                                                      ------------------------

Senior Vice President and
 Chief Financial Officer        Paul G. Shelton         /s/ Paul G. Shelton
                                                      ------------------------

Secretary                       Clarence O. Redman      /s/ Clarence O. Redman
                                                      ------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of this Corporation this 25th day of September, 1995.


                                             AMCOL International Corporation

                                             by /s/ Clarence O. Redman
                                                -------------------------------
                                                C.O. Redman, Secretary of said
                                                Corporation

                                    EXHIBIT A

                                 RESOLUTIONS OF
                         AMCOL INTERNATIONAL CORPORATION

     WHEREAS, this Corporation is duly authorized to borrow money for its corporate purposes and execute and deliver its promissory notes and other obligations for the amounts so borrowed and required for its corporate purposes; and

     WHEREAS, the proper officers of this Corporation have negotiated with Harris Trust and Savings Bank ("HARRIS"), individually and as agent (in such capacity for various other lenders parties to the hereinafter defined Credit Agreement (Harris and such other lenders being herein referred to collectively as the "LENDERS" and individually as a "LENDER") for an increase in the amount of the revolving credit made available by the Lenders to this Corporation under that certain Credit Agreement dated as of October 4, 1994 (the "CREDIT AGREEMENT") from $50,000,000 to $100,000,000, for an extension in the availability of such revolving credit to October 31, 2000 and for various other amendments to the Credit Agreement on such terms and conditions as the Lenders may negotiate from time to time with the authorized officers of this Corporation; and

     WHEREAS, as a condition precedent to such amendments, the Lenders require that this Corporation enter into an amendment to the credit agreement with the Lenders setting forth the terms and conditions applicable thereto; and

     WHEREAS, there is now before this Board of Directors a description of terms of the First Amendment to Credit Agreement (the "AMENDMENT") to be entered into by this Corporation, the Agent and the Lenders setting forth the terms and conditions applicable to the amendments to said revolving credit and the covenants, agreements, representations and warranties to be made by this Corporation in connection therewith; and

     WHEREAS, said Amendment, having been examined by this Board, is in the judgment of this Board in proper form for its intended purposes; and

     NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED by this Board of Directors as follows:

     1. The obtaining of the increase and extension of the revolving credit (in the form of loans and letters of credit), and the other amendments so applied for from the Lenders, all on the terms and conditions set forth in the Amendment now before this Board, are in the judgment of this Board in the best interest of this Corporation and its shareholders.

     2.   Any one of the following officers of this Corporation:

         NAME                                    OFFICE

John Hughes                   President and Chief Executive Officer

Paul G. Shelton               Senior Vice President and Chief Financial Officer

Clarence O. Redman            Secretary

be and the same each is hereby authorized, empowered and directed for, in the name and on behalf of this Corporation (and when requested by the Agent or any Lender, under the corporate seal and attested to by the Secretary or Assistant Secretary) to execute and deliver to the Agent and the Lenders a First Amendment to Credit Agreement containing substantially the terms, conditions and provisions as set forth in the description of the Amendment now before this meeting and hereby approved and/or such additional, modified or revised terms as may be acceptable to said officer as evidenced by her/his execution thereof and to also execute and deliver to the Agent and/or the Lenders such other instruments and documents as may from time to time be required by the Agent and/or the Lenders in connection with the Credit Agreement or the Amendment, and any and all amendments and supplements to such other instruments and documents, all on such terms and conditions and for such consideration as any of the foregoing officers may in her/his sole discretion deem proper as evidenced by her/his execution thereof.

     3. Any one of the officers of this Corporation mentioned in resolution number two (2) above, and any other officer of this Corporation appointed by any one of the foregoing officers pursuant to the Credit Agreement, each is hereby authorized, empowered and directed for, in the name of and on behalf of this Corporation, to borrow all or any part of the revolving credit provided for under the Credit Agreement as amended by the Amendment, to select interest rate options provided for thereunder and, in connection with extensions of credit in the form of letters of credit, to execute and deliver to the Agent separate applications and reimbursement agreements as to each letter of credit issued by the Agent as any one of the foregoing officers may in her/his sole discretion deem proper as evidenced by her/his execution thereof.

     4. The Agent and the Lenders shall be authorized to rely on telephonic requests for borrowings and selection of interest rate options with respect thereto to be made by this Corporation and telephonic wire transfer instructions when the Agent and the Lenders in good faith believe such telephonic requests and instructions have been made by a person authorized to act on behalf of this Corporation and the Agent and the Lenders shall be indemnified by this Corporation against any costs, liabilities, damages or losses ensuing from such reliance.

     5. Any officer, agent or employee of this Corporation is hereby authorized, empowered and directed for, in the name and on behalf of this Corporation, to execute such further instruments and documents and to perform such further acts and things as may by any one of them be deemed necessary or appropriate to comply with or evidence compliance with any of the terms, provisions or conditions of the Credit Agreement or the Amendment and any other instrument or document executed pursuant to the authority contained in these resolutions and any other requirement or condition specified by the Agent or any Lender in respect thereto.

     6. The Secretary or Assistant Secretary of this Corporation shall deliver to the Agent a certified copy of these resolutions and shall file with the Agent from time to time the names of the officers, agents and employees of this Corporation at the time authorized by these resolutions to act in the premises together with the specimen signatures of such officers, agents and employees. The Agent and the Lenders shall be entitled as against this Corporation conclusively to presume that the persons so certified continue to be authorized to act as such on behalf of this Corporation until otherwise notified in writing by the Secretary or other officer of this Corporation and that each of the foregoing resolutions shall continue in force until express written notice of its rescission or modification has been received by the Agent (but no such rescission or modification shall affect any transaction occurring prior to the actual receipt by the Agent of such written notice), and if the authority therein contained shall be terminated by operation of law without such notice, it is hereby resolved and agreed for the purposes of inducing the Agent and the Lenders to act hereunder that the Agent and the Lenders shall be saved harmless from any loss suffered or liability incurred by it in so acting under such termination without such notice.

     7. These resolutions shall be in addition to and supplementary of any and all other resolutions of this Board of Directors now or hereafter on file with the Agent, and nothing herein contained shall be deemed to amend, revoke or modify any of such other resolutions or any of the authority therein contained.

                          CERTIFICATE OF THE SECRETARY
                                       OF
                                  NANOCOR, INC.

     The undersigned, C.O. Redman, certifies that he is the duly elected, qualified and acting Secretary of Nanocor, Inc., a corporation duly organized and existing under the laws of the State of Delaware, and that as such Secretary, he is the keeper of the corporate records and seal of said Corporation.

     The undersigned further certifies:

     1. Attached hereto as Exhibit A is a true, correct and complete copy of the CERTIFICATE OF INCORPORATION and all amendments thereto of said Corporation as certified by the Secretary of State of Delaware and such CERTIFICATE OF INCORPORATION remain in full force and effect as of the date hereof.

     2. Attached hereto as Exhibit B is a complete and correct copy of the by-laws of said Corporation as in effect on the date hereof.

     3. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions adopted by THE UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF SAID CORPORATION; and said resolutions do not contravene any provision of the articles of incorporation or by-laws of said Corporation, and have not been rescinded or modified in any respect but still remain in full force and effect.

     4. The form of Guaranty Assumption referred to in said resolutions is in the same form as the Guaranty Assumption Agreement dated as of September 25, 1995, and executed and delivered by said Corporation to Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois individually and as agent for itself and various other lenders, excepting only for such changes therein as were and are approved by the duly authorized officer or officers of this Corporation executing the same as evidenced by their execution thereof.

     5. The undersigned further certifies that the persons named below are at the date hereof the duly elected, qualified and acting incumbents of their respective offices of this Corporation set out at the left of their respective names, and the signatures at the right of said names, respectively, are the genuine signatures of said officers:

       Title                          Name                      Signature
       -----                          ----                      ---------

Chairman of the Board              John Hughes            /s/ John Hughes
                                                         ----------------------
President                          Peter L. Maul
                                                         ----------------------
Asst. Secretary                    Paul G. Shelton        /s/ Paul G. Shelton
                                                         ----------------------

----------------------            ------------------     ----------------------

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 1995.


                                        Nanocor, Inc.

                                        by: /s/ Clarence O. Redman
                                           ---------------------------------
                                           C.O. Redman, Secretary of said
                                           Corporation

                                    EXHIBIT A
                         CERTIFICATE OF INCORPORATION OF
                                  NANOCOR, INC.

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                                                         PAGE  1




     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "NANOCOR, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF AUGUST, A.D. 1995, AT 2:30 O'CLOCK P.M.












                                        /s/ Edward J. Freel
                                        ---------------------------------------
                              [LOGO]    EDWARD J. FREEL, SECRETARY OF STATE

                                        AUTHENTICATION: 7649198
2532192  8100                                     DATE: 09-22-95
950216281

                                                STATE OF DELAWARE
                                                SECRETARY OF STATE
                                             DIVISION OF CORPORATIONS
                                             FILED 02:30 PM 08/21/1995
                                               95O189830 - 2532192








                          CERTIFICATE OF INCORPORATION
                                       OF

                                  NANOCOR, INC.


          FIRST.  The name of the Corporation is:

                                  NANOCOR, INC.

          SECOND. Its registered office in the State of Delaware is located at 32 Loockerman Square, Suite L-100, Dover, Delaware 19904, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc..

          THIRD. The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

               To conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

               In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any power incidental thereto, so far as such powers and privileges are necessary or conveient to the conduct, promotion or attainment of the business or purposes of the Corporation.

          FOURTH.   The total number of shares of stock which the Corporation
shall have authority to issue is Three Thousand (3,000), and the par value of each of such shares is One Cent

($0.01) amounting to the aggregate of Thirty Dollars ($30.00).

          FIFTH. The name and mailing address of the incorporator are as follows:

          NAME                               MAILING ADDRESS
          ----                               ---------------

          Ingrid J. Scheckel                 77 W. Wacker Dr.
                                             49th Floor
                                             Chicago, IL  60601

          SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.

          SEVENTH. Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

          EIGHTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

          NINTH. The Corporation shall indemnify any and all persons whom it has the power to indemnify under the General Corporation Law of Delaware against any and all expenses, judgments, fines, amounts paid in settlement, and any other liabilities to the fullest extent permitted by such Law and may, at the discretion of the Board of Directors, purchase and maintain insurance, at its expense, to protect itself and such persons against any such expense, judgment, fine, amount paid in settle-ment or other liability, whether or not the Corporation would have the power to so indemnify such person under the General Corporation Law of Delaware.

          TENTH. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

          I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make, file and record this Certificate of Incorporation, do hereby certify the facts herein stated are true, and have accordingly hereunto set my hand this 18th day of August, 1995.


                              /s/ Ingrid J. Scheckel
                              --------------------------------
                              Ingrid J. Scheckel

                                    EXHIBIT B

                                   BY-LAWS OF
                                  NANOCOR, INC.

                                    BY-LAWS

                                       OF

                                  NANOCOR, INC.

                                   ARTICLE I

                                    OFFICES

          Section 1. The registered office of the corporation in the State of Delaware shall be in the City of Dover and County of Kent.

          Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

          Section 1. All meetings of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2. Annual meetings of stockholders, commencing with the year 1996, shall be held on the first Tuesday in January of each year, if not a legal holiday, and if a legal holiday, then on the next business day following, or on such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a simple majority vote a board of directors, and transact such other business as may properly be brought before the meeting.

          Section 3. Unless otherwise required by law, written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

          Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

          Section 6. Unless otherwise required by law, written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

          Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 8. The holders of a majority of each class of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

           Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period.

          Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                 ARTICLE III

                                  DIRECTORS

          Section 1. The number of directors which shall constitute the whole board shall be not less than three nor more than five, as set by resolution of the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Directors need not be stockholders.

          Section 2. Newly-created directorships resulting from any increase in the authorized number of directors and vacancies in the board of directors from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so chosen shall hold office, for a term expiring at the next annual meeting of the stockholders and until his or her successor shall be duly elected and qualified or until his or her earlier resignation or removal. If there are no directors in office, than an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorship, or to replace the directors chosen by the directors then in office.

           Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

          Section 4. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed at any time, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                        MEETINGS OF THE BOARD OF DIRECTORS

          Section 5. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

          Section 6. The first meeting of each newly elected board of directors shall be held without notice immediately after the annual meeting of stockholders in each year.

          Section 7. Regular meetings of the board of directors may be held at such time and at such place as may from time to time be determined by resolution of the board, without notice other than such resolution.

          Section 8. Special meetings of the board may be called by the president on three days' notice to each director, either personally or by mail or by telecopier; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of one director unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

          Section 9. At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 10. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board.

          Section 11. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                               COMMITTEES OF DIRECTORS

          Section 12. The board of directors may, by resolution passed by a majority of the directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

          Section 13. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

          Section 14. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

          Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. If notice is given by telecopier, a copy of the notice shall also be mailed to each addressee.

          Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE V

                                   OFFICERS

          Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a chairman of the board, a president, a secretary and a treasurer. The board of directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

          Section 2. The board of directors at its first meeting, and at its first meeting after each annual meeting of stockholders, shall choose a chairman of the board, a president, a secretary and a treasurer.

          Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

          Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

          Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer elected or appointed by the board of directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation may be filled by the board of directors.

                           CHAIRMAN OF THE BOARD

          Section 6. The chairman of the board shall be the chief executive officer of the corporation. He shall preside at all meetings of the stockholders and of the board of directors. He may vote all securities which the corporation is entitled to vote. He shall be elected by the board of directors and shall hold office until the next annual meeting of directors, or until his successor shall be elected and qualified.

                             THE PRESIDENT

          Section 7. The president shall be the chief operating officer of the corporation. Subject to the direction and control of the board of directors, he shall: (a) be in charge of the business of the corporation; (b) see that the resolutions of the board of directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; and (c) in general, discharge all duties incident to the office of chief operating officer and such other duties as may be prescribed by the board of directors from time to time. Except in those instances in which the authority to execute is expressly prescribed by the board of directors or these by-laws, he may execute for the corporation any instruments (including without limitation contracts, deeds, mortgages, bonds and certificates for the corporation's shares) which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                           THE VICE-PRESIDENTS

          Section 8. In the absence of the president or in the event of his or her inability or refusal to act, the vice-president if one shall have been appointed by the board of directors (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

          Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he or she shall be. The secretary shall have custody of the corporate seal of the corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by such officer's signature.

          Section 10. The assistant secretary, if any, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary's inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

          Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

          Section 12. The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his or her transactions as treasurer and of the financial condition of the corporation.

          Section 13. If required by the board of directors, the treasurer shall give the corporation a bond in such sum with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control, belonging to the corporation.

          Section 14. The assistant treasurer, if any, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of the treasurer's inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                                   ARTICLE VI

                              CERTIFICATE OF STOCK

          Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such person in the corporation.

          Section 2. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Section 3. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

          Section 4. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFERS OF STOCK

          Section 5. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

          Section 6. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

          Section 7. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of Delaware.


                                   ARTICLE VII

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The corporation shall indemnify any and all persons whom it has the power to indemnify under the General Corporation Law of Delaware against any and all expenses, judgments, fines, amounts paid in settlement, and any other liabilities to the fullest extent permitted by such Law and may, at the discretion of the board of directors, purchase and maintain insurance, at its expense, to protect itself and such persons against any such expense, judgment, fine, amount paid in settlement or other liability, whether or not the corporation would have the power to so indemnify such person under the General Corporation Law of Delaware.


                                  ARTICLE VIII

                               GENERAL PROVISIONS
                                    DIVIDENDS

          Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

          Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                    CONTRACTS

          Section 3. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

                                      LOANS

          Section 4. No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

                                    DEPOSITS

          Section 5. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.

                                     CHECKS

          Section 6. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

          Section 7. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

          Section 8. The corporate sea] shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE IX

                                   AMENDMENTS

          These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders entitled to vote or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.

                                    EXHIBIT C

                                   RESOLUTIONS
                                        OF
                                   NANOCOR, INC.

     WHEREAS, this Corporation is duly authorized to guaranty indebtedness, obligations and liabilities, whether now existing or hereafter arising, of AMCOL International Corporation, a Delaware corporation (the "BORROWER"); and

     WHEREAS, this Corporation is wholly-owned domestic subsidiary of the Borrower; and

     WHEREAS, the Borrower has negotiated with Harris Trust and Savings Bank, NBD Bank, LaSalle National Bank and The Northern Trust Company (collectively the "BANKS", Harris Trust and Savings Bank in its capacity as agent for the Banks being hereinafter referred to as the "AGENT" ) for a revolving credit facility in an aggregate amount currently available of up to $100,000,000 pursuant to the terms of that certain Credit Agreement by and among the Borrower, the Agent and the Banks; and

     WHEREAS, as a condition precedent to the extension of said credit to the Borrower, the Banks require that this Corporation guarantee the full and prompt payment of said loans and other extensions of credit and all other indebtedness, obligations and liabilities, whether now existing or hereafter arising, incurred by the Borrower with the Banks under the Credit Agreement; and

     WHEREAS, there is now before this meeting a form of Guaranty Assumption Agreement (the "GUARANTY ASSUMPTION") to be entered into by this Corporation for the benefit of the Banks and the aforesaid document having been examined by this Board of Directors is in the judgment of this Board in proper form for its intended purposes; and

     WHEREAS, the Guaranty Assumption is incidental to and in furtherance of the business of this Corporation, will result in substantial business benefits to this Corporation and is in the best interests of this Corporation, its shareholders and its creditors;

     NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED BY THE BOARD OF DIRECTORS OF NANOCOR, INC. as follows:

     1. That the guaranteeing of the indebtedness, obligations and liabilities of the Borrower, whether now outstanding or hereafter arising, to the Banks, all on the terms and conditions described in the form of Guaranty Assumption now before this Board of Directors or upon such other terms as shall be satisfactory to the officers of this Corporation, is in the best interests of this Corporation, in furtherance of its proper purposes, and will benefit directly or indirectly, this Corporation.

      2. That any one of the following officers of this Corporation: President, Vice President, Secretary or Assistant Secretary be and the same hereby are authorized, empowered and directed for, in the name and on behalf of this Corporation (and when requested by the Banks under the corporate seal of this Corporation) to execute and deliver to Agent and the Banks a Guaranty Assumption Agreement in the form now before this Board and hereby approved, or in a form containing such additional, modified or revised terms as may be acceptable to such officer as evidenced by his execution thereof and any officer, agent or employee of this Corporation is hereby authorized for, in the name and on behalf of this Corporation, to execute and deliver such further documents and to do and perform such further acts and things as may be necessary or by them deemed appropriate to comply with or evidence compliance with the terms, conditions and provisions of the Guaranty as so executed.

     3. That the Secretary of this Corporation shall file with the Agent and the Banks a certified copy of these resolutions and shall certify to the Agent and the Banks from time to time the names of the officers and employees of this Corporation at the time authorized by these resolutions to act in the premises together with the specimen signatures of such officers and shall also file with said Agent and the Banks the specimen signatures of the employees or other persons named in these resolutions.

     4. That the Agent and the Banks shall be entitled as against this Corporation conclusively to presume that the persons so certified as officers, employees or otherwise continue, respectively, to be authorized to act as such on behalf of this Corporation until otherwise notified in writing by the Secretary or other officer of this Corporation and that each of the foregoing resolutions shall continue in force until express written notice of its rescission or modification has been received by the Agent and the Banks (but no such rescission or modification shall affect any transaction occurring before the actual receipt by the Agent and the Banks of such written notice), and if the authority therein contained shall be terminated by operation of law without such notice, it is hereby resolved and agreed for the purpose of inducing the Agent and the Banks to act thereunder that the Agent and the Banks shall be saved harmless from any loss suffered or liability incurred by any of them in so acting under such authority without such notice of its termination.

     5. That these resolutions shall be in addition to and supplementary of all resolutions of this Board of Directors now or hereafter on file with the Agent or any Banks and these resolutions shall not revoke, supersede or modify any of such other resolutions.

                                                            77 WEST WACKER DRIVE
                                                                      49TH FLOOR
                                                    CHICAGO, ILLINOIS 60601-1693
                                                                  (312) 634-7700
KECK, MAHIN & CATE                                            FAX (312) 634-5000

FILE NUMBER
19280-005
DIRECT DIAL

(312) 634-5004

                                 September 25, 1995


Harris Trust and Savings Bank
Chicago, Illinois 60690

NBD Bank
Schaumburg, Illinois 60173

LaSalle National Bank
Chicago, Illinois 60603

The Northern Trust Company
Chicago, Illinois 60675

Ladies and Gentlemen:


     We have served as counsel to AMCOL International Corporation (formerly known as American Colloid Company), a Delaware corporation (the "COMPANY"), Nanocor, Inc., a Delaware corporation and subsidiary of the Company ("NANOCOR") and the Company's other subsidiaries set forth on Schedule I attached hereto (the "OTHER DOMESTIC SUBSIDIARIES") in connection with a $100,000,000 Credit being made by Harris Trust and Savings Bank, NBD Bank, LaSalle National Bank and The Northern Trust Company (the "BANKS") to the Company. As a basis for the opinions expressed below, we have examined executed counterparts of that certain First Amendment to Credit Agreement among the Banks, the Agent (as defined therein) and the Company dated September 25, 1995 (the "AMENDMENT"), the Guarantors' Consent of the Other Domestic Subsidiaries to be executed and delivered to the Banks pursuant thereto (the "CONSENT") and the Guaranty Assumption Agreement to be executed and delivered by Nanocor to the Agent and the Banks pursuant thereto (the "GUARANTY ASSUMPTION") and have also examined such other instruments and records and inquired into such other factual matters and matters of law as we deem necessary or pertinent to the formulation of the opinions hereinafter expressed. Capitalized terms used herein without definition shall have the same meaning as such terms are defined in the Credit Agreement.

     In such examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to


                           A LAW PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
  WASHINGTON, D.C.  HOUSTON, TEXAS  LOS ANGELES, CALIFORNIA  NEW YORK,  NEW YORK
PEORIA, ILLINOIS   SAN FRANCISCO, CALIFORNIA  OAKBROOK TERRACE, ILLINOIS
SCHAUMBURG, ILLINOIS

KECK, MAHIN & CATE
Harris Trust and Savings Bank
NBD Bank
LaSalle National Bank
The Northern Trust Company
September 25, 1995
Page 2

us as copies, that the signatures of persons other than the Company, Nanocor and the Other Domestic Subsidiaries and their respective officers on all documents examined by us are genuine, that such other persons were duly authorized to execute and deliver such documents, that the parties on whose behalf such other persons have signed have all requisite power and authority to authorize, execute, deliver and perform their respective obligations under such documents, and that such documents are valid and binding on such parties, assumptions which we have not independently verified.

          As to all questions of fact material to this opinion, we have assumed, without independent verification, the accuracy of the certificates of the public officials and officers of the Company, Nanocor and the Other Domestic Subsidiaries referred to above, and the representations and warranties of the Company and the Other Domestic Subsidiaries set forth in the Amendment and the Guaranty Agreement.

          Based upon the foregoing, and subject to the qualifications heretofore and hereinafter set forth, we are of the opinion that:

1. Each of the Company, Nanocor and the Other Domestic Subsidiaries is a valid and subsisting corporation duly organized, existing and in good standing under the laws of the state of its incorporation. Each of the Company, Nanocor and the Other Domestic Subsidiaries have full power and authority to carry on their respective business as now conducted and are duly licensed and qualified to do business in all states or jurisdictions wherein they carry on a substantial portion of their business or there is located a substantial portion of their properties and assets, except where the failure to be so qualified would not have a material adverse effect on the financial condition, business or results of operations of the Company, Nanocor or the Other Domestic Subsidiaries.

2. The Company has full right, corporate power and authority to borrow the sum of up to $100,000,000 from the Banks and to execute and deliver the Amendment, the Other Domestic Subsidiaries have the full right, corporate power and authority to execute and deliver the Consent and Nanocor has the full right, corporate power and authority to execute and deliver the Guaranty Assumption and each of the Company, Nanocor and the Other Domestic Subsidiaries have the right, power and authority to observe and perform all the matters or things provided for therein and the execution and delivery thereof does not, nor will the observance and performance of any of the matters or things therein provided for, contravene any provision of law, rule or regulation applicable to the Company, Nanocor or the Other Domestic Subsidiaries or of the certificate or articles of incorporation or by-laws of the Company, Nanocor or the Other Domestic Subsidiaries

KECK, MAHIN & CATE
Harris Trust and Savings Bank
NBD Bank
LaSalle National Bank
The Northern Trust Company
September 25, 1995
Page 3


     or, to our knowledge, contravene or result in a breach of or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company, Nanocor or the Other Domestic Subsidiaries or, to our knowledge, constitute a default under any indenture or loan or credit agreement or of any other agreement of or affecting the Company, Nanocor or the Other Domestic Subsidiaries or their properties.

3. The Amendment, Consent and the Guaranty Assumption have been duly authorized, executed and delivered by the Company, Nanocor and the Other Domestic Subsidiaries to the extent each is a party thereto. The Amendment, Consent and the Guaranty Assumption constitute the legal, valid and binding agreements of the Company, Nanocor and the Other Domestic Subsidiaries enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

4. To our knowledge, no governmental authorization or consent is required with respect to the lawful execution, delivery and performance of the Amendment, Consent or Guaranty Assumption.

5. To our knowledge, there is no action, suit, proceeding (including any arbitration proceeding) or investigation at law or in equity before or by any court or public body pending or threatened against or affecting the Company, Nanocor or the Other Domestic Subsidiaries or their respective properties, which if adversely determined could result in any material adverse effect on the financial condition or business of the Company, Nanocor and the Other Domestic Subsidiaries.

     This opinion is limited to the present laws and to the facts as they presently exist. We assume no obligation to revise or supplement this opinion should present laws be changed by legislative action, judicial decision or otherwise.

     We are members of the Bar of the State of Illinois and we therefore express no opinion with respect to any matter (including without limitation, conflict of laws and choice of law issues) which may be governed by the laws of any jurisdiction other than the State of Illinois, applicable laws of the United States of America and applicable provisions of the corporate law of the States of Delaware, Nebraska and Montana.

KECK, MAHIN & CATE
Harris Trust and Savings Bank
NBD Bank
LaSalle National Bank
The Northern Trust Company
September 25, 1995
Page 4

     Whenever our opinion in this letter, with respect to the existence or absence of facts, is indicated to be based on our knowledge, it is intended to signify that during our representation of the Company, Nanocor and the Other Domestic Subsidiaries no information has come to the attention of attorneys actually rendering legal services to the Company, Nanocor and the Other Domestic Subsidiaries which would give such attorneys actual knowledge of such facts without any independent investigation.

     We are delivering this opinion to you pursuant to Section 2.5 of the Amendment, and it shall not otherwise be used, circulated, quoted, referred to or relied upon without our prior written consent.

                                        Respectfully submitted,


                                        /s/ Keck, Mahin & Cate

                                        Keck, Mahin & Cate

KECK, MAHIN & CATE



                                   SCHEDULE I
                                   ----------

                            The Domestic Subsidiaries


                                                                 Jurisdiction of
Name of Subsidiary                                               Incorporation
------------------                                               -------------

American Colloid Company (F.K.A. AES Acquisition,
Inc. and American Colloid Mineral Company)                       Delaware
Ameri-co Carriers, Inc.                                          Nebraska
Regeneration Technologies, Inc. (F.K.A.
Amcol International Corp.)                                       Delaware
Chemdal Corporation                                              Delaware
Chemdal International Corporation                                Delaware
Colloid Environmental Technologies Company                       Delaware
Montana Minerals Development Company                             Montana
Nanocor, Inc.                                                    Delaware
Nationwide Freight Service, Inc.                                 Nebraska
Superior Absorbents, Inc.                                        Delaware

5002FO33

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "AMCOL INTERNATIONAL CORPORATION" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWELFTH DAY OF SEPTEMBER, A.D. 1995.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.











                                   /s/ Edward J. Freel
                         [LOGO]    --------------------------------------------
                                   EDWARD J. FREEL, SECRETARY OF STATE


545005 8300                            AUTHENTICATION:  7636706
950206454                                         DATE:  09-12-95

                             FILE NUMBER 1340-802-5

                    [ILLINOIS SECRETARY OF STATE LETTERHEAD]

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:


     I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, DO HEREBY CERTIFY THAT AMCOL INTERNATIONAL CORPORATION, INCORPORATED IN THE STATE OF DELAWARE AND LICENSED TO TRANSACT BUSINESS IN THIS STATE ON DECEMBER 30, 1959, APPEARS TO HAVE COMPLIED WITH ALL THE PROVISIONS OF THE BUSINESS CORPORATION ACT OF THIS STATE RELATING TO THE FILING OF ANNUAL REPORTS AND PAYMENT OF FRANCHISE TAXES, AND IS AT THIS TIME A FOREIGN CORPORATION IN GOOD STANDING AND AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF ILLINOIS***********





[SEAL] IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS THIS 12TH DAY OF SEPTEMBER A.D., 1995.

               /s/ George H. Ryan
               ----------------------------------------------------------
                                   SECRETARY OF STATE

                                                                          PAGE 1
                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "NANOCOR, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

     THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

     CERTIFICATE OF INCORPORATION, FILED THE TWENTY-FIRST DAY OF AUGUST, A.D. 1995, AT 2:30 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE NOT BEEN ASSESSED TO DATE.







                              /s/ Edward J. Freel

                     [LOGO]   -------------------------------------------------
                              EDWARD J FREEL, SECRETARY OF STATE

2532192  8310                 AUTHENTICATION: 7636708
950206457                               DATE: 09-12-95

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "AMERICAN COLLOID COMPANY" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

     THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

     CERTIFICATE OF INCORPORATION, FILED THE TWENTY-SIXTH DAY OF APRIL, A.D. 1994, AT 12:15 0'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "AES ACQUISITION, INC." TO "AMERICAN COLLOID MINERAL COMPANY", FILED THE THIRTIETH DAY OF NOVEMBER, A.D. 1994, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "AMERICAN COLLOID MINERAL COMPANY" TO "AMERICAN COLLOID COMPANY", FILED THE NINTH DAY OF MAY, A.D. 1995, AT 3:25 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.



                                   /s/ Edward J. Freel
                         [LOGO]    --------------------------------------------
                                   EDWARD J.FREEL, SECRETARY OF STATE

2397721  8310                      AUTHENTICATION: 7636715
950206460                                    DATE: 09-12-95

                                                                          PAGE 2
                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.















                                   /s/ Edward J. Freel
                         [LOGO]    --------------------------------------------
                                   EDWARD J. FREEL, SECRETARY OF STATE

2397721  8310                      AUTHENTICATION: 7636715
950206460                                    DATE: 09-12-95